                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 2000




                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



           Minnesota                   0-18114                    41-1612861
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


                               7090 Shady Oak Road
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 941-8687
                         (Registrant's telephone number)



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

Effective June 27, 2000, VirtualFund.com, Inc. appointed KPMG LLP as VirtualFund.com, Inc.'s independent accountants for the fiscal year end June 30, 2000 and dismissed Deloitte & Touche LLP. The decision to change accountants was approved by the Board of Directors of VirtualFund.com, Inc.

In connection with VirtualFund.com, Inc.'s audits for the two most recent fiscal years and through the third quarter dated April 17, 2000, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years. The reports of Deloitte & Touche LLP on VirtualFund.com, Inc. financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for the past two fiscal years included an explanatory paragraph regarding substantial doubt about the VirtualFund.com, Inc. ability to continue as a going concern.

VirtualFund.com, Inc. has provided a copy of this disclosure to Deloitte & Touche LLP and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not Deloitte & Touche LLP agrees with the above statements, and if not, stating the respects in which Deloitte & Touche LLP does not agree. A copy of such letter, dated June 29, 2000, is filed as Exhibit 16.1 to this Form 8-K.

As indicated above, on June 27, 2000, VirtualFund.com, Inc. engaged KPMG LLP as its new independent accountants to audit VirtualFund.com, Inc. consolidated financial statements at June 30, 2000 and for the year then ended. During the two most recent fiscal years and the subsequent interim period prior to the engagement of KPMG LLP, VirtualFund.com, Inc. did not consult with KPMG LLP regarding any of the matters or events listed in Regulation S-K Items
(304)(2)(i) and (ii).

Item 7.  Financial Statements and Exhibits.

     (c)  Letter from Deloitte & Touche LLP to the SEC dated June 29, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2000
                                       VIRTUALFUND.COM, INC.
                                       Registrant)


                                       By /s/ Timothy N. Thurn
                                          --------------------------------------
                                          TIMOTHY N. THURN
                                          Chief Financial Officer

                              VIRTUALFUND.COM, INC.
                          INDEX TO FINANCIAL STATEMENTS


EXHIBIT ITEM.     DESCRIPTION

Exhibit 16.1      Letter from Deloitte & Touche LLP to the SEC dated June
                  29, 2000.